UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2006
PETROHAWK ENERGY CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-25717 Commission File Number	86-0876964 (I.R.S. Employer Identification No.)
1100 Louisiana, Suite 4400
Houston, Texas 77002
(Address of Registrant’s Principal Executive Offices)
(832) 204-2700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the Form 8-K of Petrohawk Energy Corporation dated February 2, 2006 to include the financial statements of Winwell Resources, Inc., which the Company acquired on January 27, 2006, and the pro forma information identified in Item 9.01.
Item 9.01 Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired.
     The audited financial statements of Winwell Resources, Inc. for the years ended December 31, 2004 and 2005 are included in Exhibits 99.1 hereto.
     (b) Pro Forma Financial Information.
     The unaudited pro forma financial data of Petrohawk Energy Corporation for the year ended December 31, 2005 are included in Exhibit 99.2 hereto.
     (c) Exhibits.

Exhibit No.	Description

23.1	Consent of UHY Mann Frankfort Stein & Lipp CPAs, LLP

99.1	Audited financial statements of Winwell Resources, Inc., and subsidiaries for the fiscal years ended June 30, 2005, 2004 and 2003.

99.2	Pro forma financial statements reflecting the acquisition of Winwell Resources, Inc. as though the acquisition had occurred on January 1, 2005, for the pro forma statement of operations or the year ended December 31, 2005, and for the pro forma balance sheet at January 1, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PETROHAWK ENERGY CORPORATION
Date: March 17, 2006	By:	/s/ Shane M. Bayless
Shane M. Bayless
Executive Vice President- Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description
23.1	Consent of UHY Mann Frankfort Stein & Lipp CPAs, LLP

99.1	Audited financial statements of Winwell Resources, Inc., and subsidiaries for the fiscal years ended June 30, 2005, 2004 and 2003.

99.2	Pro forma financial statements reflecting the acquisition of Winwell Resources, Inc. as though the acquisition had occurred on January 1, 2005, for the pro forma statement of operations or the year ended December 31, 2005, and for the pro forma balance sheet at January 1, 2006.